                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 1998
                                                         -----------------


                     Chase Manhattan Acceptance Corporation
-------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                      33-68724                       13-3456395
-------------------------------------------------------------------------------
(State or other                (Commission                    (IRS Employee
jurisdiction of                File Number)                Identification No.)
incorporation)

             270 Park Avenue
            New York, New York                                10017
-------------------------------------------------------------------------------
 (Address of principal executive offices)                    Zip Code

            Registrant's telephone, including area code: 212-270-6000

                         Chemical Acceptance Corporation
-------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 2.           Acquisition or Disposition of Assets:General.

                  On August 26, 1998, Chase Manhattan Acceptance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 1998-S5, such series representing interests in a pool of fixed rate conventional one-to four-family mortage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated August 24, 1998, as supplemented by the prospectus supplement dated August 24, 1998 (together, the "Prospectus").

                  The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, Class A-6 Certificates, the Class A-X Certificates, the Class A-P Certificates and the Class A-R Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

                  The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
----------                -----------
     4                    Pooling and Servicing Agreement among Chase Manhattan
                          Acceptance Corporation, Chase Manhattan Mortgage
                          Corporation and Citibank, N.A., as trustee, dated as of August 1, 1998, for Multi-Class Mortgage
                          Pass-Through Certificates, Series 1998-S5.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MANHATTAN ACCEPTANCE
                                       CORPORATION
September 9, 1998
--------------------
                                       By:  /s/  Eileen Lindblom
                                          -------------------------------------
                                          Name:  Eileen Lindblom
                                          Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.               Description
-----------               -----------

    4 Pooling and Servicing Agreement among Chase Manhattan Acceptance Corporation, Chase Manhattan Mortgage Corporation and Citibank, N.A., as trustee, dated as of August 1, 1998, for Multi-Class Mortgage Pass-Through Certificates, Series 1998-S5.